UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2025

Savers Value Village, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41733	83-4165683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 S.E. 6th Street, Suite 125 Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 462-1515
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	SVV	The New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 14, 2025, Savers Value Village, Inc. (the “Company”), certain funds, investment vehicles or accounts managed or advised by Ares Management LLC or its affiliates (the “Ares Selling Stockholders”) and the chief executive officer of the Company (the “Management Selling Stockholder” and, together with the Ares Selling Stockholders, the “Selling Stockholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Jefferies LLC, Goldman Sachs & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), for the sale of 15,000,000 shares of common stock, par value $0.000001, of the Company (the “Common Stock”), at a price to the public of $9.25 per share (the “Offering”). The Offering was completed on May 16, 2025. The Company did not receive any proceeds from the sale of shares of Common Stock by the Selling Stockholders in the Offering.

Also pursuant to the Underwriting Agreement, the Company purchased from the Underwriters 2,258,132 shares of Common Stock sold by the Selling Stockholders in the Offering, at a purchase price equal to the price at which the Underwriters purchased the shares of Common Stock from the Selling Stockholders (the “Concurrent Share Repurchase”). The Company used existing cash on hand to fund the Concurrent Share Repurchase.

The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-287208) filed with the Securities and Exchange Commission (the “SEC”) and which became effective on May 14, 2025 (the “Registration Statement”), a prospectus, dated May 13, 2025 included as part of the Registration Statement and a prospectus supplement, dated May 14, 2025 and filed with the SEC on May 16, 2025. The foregoing description of the terms in the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of May 14, 2025, by and among the Company, certain stockholders named therein and J.P. Morgan Securities LLC, Jefferies LLC, Goldman Sachs & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto.

99.1	Press Release, dated May 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 16th day of May, 2025.

SAVERS VALUE VILLAGE, INC.

By:	/s/ Michael Maher
Michael Maher
Chief Financial Officer